Inventories (Tables)	12 Months Ended
Dec. 31, 2023
Inventories
Schedule of inventories

	December 31	December 31
($ millions)	2023	2022
Crude oil(1)(2)	2 127	2 224
Refined products	2 244	2 014
Materials, supplies and merchandise(1)	994	834
Reclassified to assets held for sale (note 33)	-	(14)
	5 365	5 058
(1)	Prior period amounts have been reclassified to align with the current year presentation of Inventories. For the year ended December 31, 2022, $149 million was reclassified from crude oil to materials, supplies and equipment. This reclassification had no effect on the inventories presentation on the consolidated balance sheet.
(2)	Includes $113 million of inventories held for trading purposes (2022 – $131 million), which are measured at fair value less costs to sell based on Level 1 and Level 2 fair value inputs.